Exhibit 99.1

Hycroft Reports Higher Grade in Vortex Silver System

Highest grades to date identified in Vortex

Multiple intercepts grading 960 g/t to 1545 g/t

New target areas for expansion

WINNEMUCCA, NV, December 22, 2025 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) announces drill results from the 2025-2026 Exploration Drill Program (the “Exploration Program”) at the Hycroft Mine, located in Nevada, USA a Tier-1 mining jurisdiction.

Highlights from the drilling include:

●	Highest grades to date identified in Vortex
●	Vortex expands approximately 70 meters to the northwest and approximately 90 meters down-dip to the west based on results from H25D-6070 and H25D-6072
●	Results confirm continuity of high-grade silver
●	Vortex remains open in all directions and at depth

Vortex drill highlights:

■	H25D-6072:	26.4 meters at 565.31 g/t Ag and 0.46 g/t Au (604.92 g/t AgEq and 7.02 g/t AuEq) Including:

●	6.9 meters at 802.96 g/t Ag and 0.62 g/t Au (856.35 g/t AgEq and 9.94 g/t AuEq)
●	Multiple intercepts grading 960 g/t Ag to 1545 g/t Ag

Announced Dec. 15, 2025:

■	H25D-6070:	30.8 meters at 438.58 g/t Ag and 0.41 g/t Au (473.88 g/t AgEq and 5.50 g/t AuEq) Including:

●	6.1 meters at 739.58 g/t Ag and 0.21 g/t Au (757.66 g/t Ag Eq and 8.79 g/t AuEq)

Alex Davidson, Vice President, Exploration commented: “H25D-6072 was designed to offset H25D-6070 by approximately 65 meters to the northwest. Hole 6072 extends Vortex mineralization an additional 35 meters to the west of the intercept in Hole 6070. Hole 6072 combined with the recently disclosed Vortex hole 6070 clearly demonstrate that Vortex is returning longer intercepts of very high grades and the system remains open in all directions and at depth. Figure 1 demonstrates the direction of this newly identified mineralization which is being compiled into the database and new images are forthcoming. Both Brimstone and Vortex high-grade silver systems are structurally controlled, and mineralization extends across these structural faults. Additional opportunities for expansion are open along and within these structures.”

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Diane Garrett, President and CEO commented: “Our 2025-2026 exploration strategy is focused on unlocking the full scale of the Vortex and Brimstone high-grade silver systems through both lateral and depth expansion - these latest impressive results clearly demonstrate there is much more potential to both systems. Step-out drilling 75 meters west (Hole 6070 announced on Dec. 15, 2025), followed by a further step-out of 35 meters northwest (Hole 6072), represents a meaningful advance in scale and confirms not only exceptional silver grades but increasing continuity within this system. Vortex and Brimstone are emerging as two high-grade silver systems of significant size and consistency – an evolution that is fundamentally reshaping Hycroft’s value proposition. With these results and many more expected to come, we are at the very beginning of a pivotal growth phase. While we don’t typically issue results on single drill holes – these recent two holes in Vortex, when viewed together, represent something extremely significant occurring”.

Figure 1 – Vortex Drill Hole Locations

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Figure 2 – 2025 Initial Drill Hole Locations

About the 2025-2026 Exploration Drill Program

The 2025-2026 Exploration Drill Program will consist of an initial 14,500 meters of core drilling initially utilizing two rigs with two additional core rigs planned in 2026. The core drilling is being conducted by Timberline Drilling Incorporated of Elko, NV and TonaTec Exploration, LLC of Mapleton, Utah. The RC drilling is being conducted by Envirotech Drilling Services of Winnemucca, NV. Assays are being completed by ALS Geochemistry of Reno, NV. The Company’s Qualified Person (QP) for exploration drilling is Alex Davidson, Vice President, Exploration.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, one of the world’s largest precious metals deposits located in northern Nevada, a Tier-1 mining jurisdiction. After a long history of oxide heap leaching operations, the Company is focused on completing the technical studies to transition the Hycroft Mine into a large-scale milling operation for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to unlock the full potential of our expansive +64,000-acre land package, of which less than 10% has been explored. In 2023, Hycroft announced the discovery of two new high-grade silver systems within the known resource area. These discoveries represent a significant value driver for the Hycroft Mine, a strategic priority for the 2025-2026 exploration drill program.

For further information, please contact:

E: info@hycroftmining.com

www.hycroftmining.com

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Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, and the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this news release and in public statements by our officers or representatives that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, competitive strengths, the advancement and development of the Hycroft Mine, the results and implications of metallurgical analysis and test work, and the expansion and growth of our business.

The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe”, “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, “scheduled to” and similar words or expressions, or negatives of these terms or comparable language, or any discussion of strategy or intentions, are intended to identify forward-looking statements. Forward-looking statements address activities, events or developments that we expect or anticipate will or may occur in the future and are based on current expectations and assumptions.

Forward-looking statements include, but are not limited to, statements relating to: (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to the lack of a completed feasibility study; risks related to metallurgical test work and process development; and risks related to our ability to re-establish commercially feasible mining and processing operations; and (ii) industry-related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy or reagents.

Any exploration target described in this news release does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve. Ranges of potential tonnage and grade (or quality) of an exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource.

These and other risks may cause actual results to differ materially from those expressed or implied by the forward-looking statements, and the occurrence of one or more of these events or circumstances, alone or in combination with others, may have a material adverse effect on our business, cash flows, financial condition and results of operations. Please see the “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2024, and in other reports filed with the SEC, for more information about these and other risks.

You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements are based on assumptions that we believe are reasonable when made, forward-looking statements are not guarantees of future performance and actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements in this news release. In addition, even if our results, performance or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of this news release. We undertake no obligation to update these forward-looking statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments, except as required by law.

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